UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 3, 2017

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.
Bolt Supply Acquisition

The information set forth below in Item 2.01 of this Current Report on Form 8−K with respect to the Purchase Agreement is incorporated by reference into this Item 1.01.

Loan and Security Agreement Amendment

On October 3, 2017, the Consent and Ninth Amendment to Loan and Security Agreement (the “Ninth Amendment”), dated as of October 2, 2017, among Lawson Products, Inc. (the “Company”), certain of the Company’s subsidiaries (together with the Company, collectively, the “Borrowers” and each, individually, a “Borrower”) and CIBC Bank USA (formerly known as The PrivateBank and Trust Company) (“CIBC Bank”) became effective. The Ninth Amendment amends the Loan and Security Agreement dated as of August 8, 2012 by and among the Company, certain of the Company’s subsidiaries and CIBC Bank, as previously amended from time to time (as so amended, the “Credit Facility”).

The Ninth Amendment provides for CIBC Bank’s consent, on the terms and subject to the conditions specified therein, to the acquisition (the “Bolt Supply Acquisition”) by Lawson Products Inc. (Ontario), a corporation incorporated under the laws of the Province of Ontario (“Lawson Ontario”) and a wholly-owned subsidiary of the Company, of all of the issued and outstanding shares of The Bolt Supply House Ltd., a corporation incorporated under the laws of the Province of Alberta (“Bolt Supply”). The Ninth Amendment also revises the Credit Facility to make certain conforming changes associated with Bolt Supply’s status as a subsidiary of the Company and permits Bolt Supply to continue its existing CAD$5.5 million line of credit.

The foregoing summary description of the Ninth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
On October 3, 2017 (the “Closing Date”), Lawson Ontario entered into a Share Purchase Agreement (the “Purchase Agreement”) with 1701017 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta (“170”), the John McCann Family Trust, a trust existing pursuant to the laws of the Province of Alberta (the “McCann Trust”), John J. McCann (“McCann”), the Gedeon Trust, a trust existing pursuant to the laws of the Province of Alberta (the “Gedeon Trust”) and Prairie Merchant Corporation, a corporation incorporated under the laws of the Province of Alberta (“PMC”, and together with 170, the McCann Trust, McCann and the Gedeon Trust, the “Sellers”) and W. Brett Wilson (“Wilson”, and together with the Sellers, the “Seller Parties”), pursuant to which Lawson Ontario agreed to purchase from the Sellers all of the issued and outstanding shares of Bolt Supply. Bolt Supply engages in the wholesale and retail supply of fasteners, power tools, safety equipment, shop supplies and accessories across Western Canada.
The aggregate purchase price for the shares of Bolt Supply was CAD$40.0 million in cash, subject to certain customary working capital adjustments (the “Closing Purchase Price”). The Closing Purchase Price was paid using a combination of cash on hand and borrowings of U.S.$16.3 million pursuant to the Credit Facility.

The Purchase Agreement contains customary representations and warranties of the Seller Parties and Lawson Ontario. The parties have also agreed to customary post-closing covenants and indemnities based on breaches of representations and warranties or covenants. A portion of the consideration paid to the Sellers will be held in escrow for purchase price adjustment and indemnification purposes.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 3, 2017, the Company borrowed U.S.$16.3 million pursuant to the Credit Facility. For additional information regarding the Credit Facility, reference is hereby made to Note 6 of the notes to unaudited financial statements contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Item 8.01    Other Events.

On October 3, 2017, the Company issued a press release announcing the acquisition of Bolt Supply. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Statements.
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(d)    Exhibits.

Exhibit No.	Exhibit Description
2.1	Share Purchase Agreement, dated as of October 3, 2017, by and among Lawson Ontario and the Seller Parties.*
10.1	Consent and Ninth Amendment to Loan and Security Agreement, dated as of October 2, 2017, by and among the Company, certain of the Company’s subsidiaries and CIBC Bank.
99.1	Press Release dated October 3, 2017.

*    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	October 10, 2017	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase Agreement, dated as of October 3, 2017, by and among Lawson Ontario and the Seller Parties.*
10.1	Consent and Ninth Amendment to Loan and Security Agreement, dated as of October 2, 2017, by and among the Company, certain of the Company's subsidiaries and CIBC Bank.
99.1	Press Release dated October 3, 2017.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.